UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2021 (January 7, 2021)

EMPOWERMENT & INCLUSION CAPITAL I CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39857	13-4055608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

340 Madison Avenue New York, NY		10173
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 468-8655

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	EPWR.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	EPWR	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	EPWR WS	New York Stock Exchange

Item 1.01.	Entry into a Material Definitive Agreement.

On January 12, 2021, Empowerment & Inclusion Capital I Corp. (the “Company”) consummated its initial public offering (“IPO”) of 27,600,000 units (the “Units”), including the issuance of 3,600,000 Units as a result of the underwriters’ exercise of their over-allotment option in full. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one whole share of Class A Common Stock at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1 (File No. 333-251613) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on December 22, 2020 (as amended, the “Registration Statement”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $276,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement:

•

An Underwriting Agreement, dated January 7, 2021, by and among the Company, Jefferies LLC, as representative of the several underwriters, and Siebert Williams Shank & Co., LLC., as Qualified Independent Underwriter, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•

A Warrant Agreement, dated January 12, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•

A Letter Agreement, dated January 7, 2021 (the “Insider Letter”), by and among the Company, its officers, its directors and the Company’s sponsors, PNC Investment Capital Corp. (“PNC Sponsor”) and Jefferies Financial Group Inc. (“Jefferies Sponsor” and, together with PNC Sponsor, the “Sponsors”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated January 12, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•

A Registration Rights Agreement, dated January 12, 2021, by and among the Company, the Sponsors, Harold Ford Jr. and Virginia Henkels, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•

A Private Placement Warrants Purchase Agreement, dated January 7, 2021, by and among the Company, the Sponsors and Harold Ford Jr. (the “Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•

An Administrative Support Agreement, dated January 12, 2021, by and between the Company and PNC Bank, National Association, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	A Convertible Promissory Note, dated January 7, 2021, issued to PNC Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

•	A Convertible Promissory Note, dated January 7, 2021, issued to Jefferies Sponsor, a copy of which is attached as Exhibit 10.7 hereto and incorporated by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On January 7, 2021, the Company issued (i) an unsecured convertible promissory note to PNC Sponsor (the “PNC Convertible Note”), pursuant to which the Company may borrow up to $750,000 from PNC Sponsor, and (ii) an unsecured convertible promissory note to Jefferies Sponsor (the “Jefferies Convertible Note” and, together with the PNC Convertible Note, the “Sponsor Convertible Notes”), pursuant to which the Company may borrow up to $250,000 from Jefferies Sponsor, each for ongoing expenses reasonably related to the business of the Company and the consummation of the Company’s initial business combination. All unpaid principal under the Sponsor Convertible Notes will be due and payable in full on the earlier of (i) January 12, 2023, and (ii) the effective date of a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (such earlier date, the “Maturity Date”). The Company may prepay any outstanding principal amount under any Sponsor Convertible Note at any time, at its election and without penalty. Upon notice of any such prepayment, the applicable Sponsor will have the option, at any time on or prior to the Maturity Date, to convert any amounts outstanding under the respective Sponsor Convertible Notes into warrants that are identical to the Private Placement Warrants (as defined below).

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale (“Private Placement”) of an aggregate of 7,420,000 warrants (the “Private Placement Warrants”) to the Sponsors and an aggregate of 100,000 Private Placement Warrants to Harold Ford Jr. at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $7,520,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except that the Private Placement Warrants, so long as they are held by the Sponsors or their permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A Common Stock issuable upon exercise of such Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis, (iv) will be entitled to registration rights and (v) for so long as they are held by Jefferies Sponsor, will not be exercisable more than five years from the effective date of the Registration Statement in accordance with FINRA Rule 5110(g)(8)(A). No underwriting discounts or commissions were paid with respect to such sales. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The issuance of the Sponsor Convertible Notes was made pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2021, in connection with the IPO, Mr. Richard K. Bynum, Ms. Stephanie M. Phillipps, Ms. Marjorie Rodgers Cheshire, Mr. Gagan Singh, Ms. Margaret B. Smith, Ms. Toni Townes-Whitley and Ms. Andrea L. Zopp were appointed to the board of directors of the Company (the “Board”). Ms. Phillipps, Ms. Cheshire, Ms. Smith, Ms. Townes-Whitley and Ms. Zopp are independent directors.

Effective January 7, 2021, (i) Ms. Townes-Whitley, Ms. Cheshire and Ms. Zopp were appointed to the Board’s Audit Committee, with Ms. Townes-Whitley serving as chair of the Audit Committee; (ii) Ms. Cheshire and Ms. Zopp were appointed to the Board’s Compensation Committee, with Ms. Cheshire serving as chair of the Compensation Committee; and (iii) Ms. Phillipps and Ms. Smith were appointed to the Board’s Nominating and Corporate Governance Committee, with Ms. Phillips serving as chair of the Nominating and Corporate Governance Committee.

Effective January 7, 2021, the Board is comprised of nine (9) members in total and is classified into the following three classes: the term of office of the first class of directors, Class I, consists of Ms. Laura L. Long, Mr. Bynum and Mr. Singh and will expire at the Company’s first annual meeting of stockholders; the term of office of the second class of directors, Class II, consists of the CEO, Ms. Smith and Ms. Zopp and will expire at the Company’s second annual meeting of stockholders; and the term of office of the third class of directors, Class III, consists of Ms. Townes-Whitley, Ms. Cheshire and Ms. Phillipps and will expire at the Company’s third annual meeting of stockholders.

On January 7, 2021, each officer and director entered into the Insider Letter filed as Exhibit 10.1 hereto. In addition, each director entered into an indemnity agreement with the Company in the form previously filed as Exhibit 10.8 to the Registration Statement.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Insider Letter and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Insider Letter and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto, Exhibit 10.8 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 7, 2021, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $276,000,000, comprised of $270,480,000 of the proceeds from the IPO (which amount includes $9,660,000 of the underwriters’ deferred discount) and $5,520,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company acting as trustee and Morgan Stanley Wealth Management acting as investment manager. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Class A Common Stock included in the Units sold in the IPO (“public shares”) properly submitted in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or to provide for redemption in connection with an initial business combination and (iii) the redemption of the public shares if the Company is unable to complete an initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On January 7, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 12, 2021, the Company issued a press release announcing the closing of the IPO and the exercise of the underwriters’ over-allotment option in full, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 7, 2021, by and among the Company, Jefferies LLC, as representative of the several underwriters, and Siebert Williams Shank & Co., LLC., as Qualified Independent Underwriter.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated January 12, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Insider Letter, dated January 7, 2021, by and among the Company, its officers, its directors, PNC Investment Capital Corp. and Jefferies Financial Group Inc.

10.2	Investment Management Trust Agreement, dated January 12, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated January 12, 2021, by and among the Company, PNC Investment Capital Corp., Jefferies Financial Group Inc., Harold Ford Jr. and Virginia Henkels.

10.4	Private Placement Warrants Purchase Agreement, dated January 7, 2021, by and among the Company, PNC Investment Capital Corp. and Jefferies Financial Group Inc.

10.5	Administrative Support Agreement, dated January 12, 2021, by and between the Company and PNC Bank, National Association.

10.6	Convertible Promissory Note, dated as of January 7, 2021, issued to PNC Investment Capital Corp., a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

10.7	Convertible Promissory Note, dated as of January 7, 2021, issued to Jefferies Financial Group Inc., a copy of which is attached as Exhibit 10.7 hereto and incorporated by reference.

99.1	Press Release, dated January 7, 2021.

99.2	Press Release, dated January 12, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPOWERMENT & INCLUSION CAPITAL I CORP.

	By:	/s/ Harold Ford Jr.
Name: Harold Ford Jr,
Title: Chief Executive Officer

Dated: January 12, 2021